                                                                      Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Union Tank Car Company, a corporation organized under the laws of the State of Delaware (the "Company"), hereby constitutes and appoints Robert C. Gluth, Robert W. Webb and K.P. Fischl and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 to be filed by the Company with the Securities and Exchange Commission in connection with the offer and sale of Pass Through Certificates, Series 1996-A and any and all amendments to such Registration Statement, and any other documents in connection therewith granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                                              s/ Jay A. Pritzker
                                                              ------------------
                                                              Jay A. Pritzker

Dated:  March 19, 1996

                                                                      Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Union Tank Car Company, a corporation organized under the laws of the State of Delaware (the "Company"), hereby constitutes and appoints Robert C. Gluth, Robert W. Webb and K.P. Fischl and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 to be filed by the Company with the Securities and Exchange Commission in connection with the offer and sale of Pass Through Certificates, Series 1996-A and any and all amendments to such Registration Statement, and any other documents in connection therewith granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                                              /s/ R.C. Gluth
                                                              ------------------
                                                              R.C. Gluth

Dated:  March 19, 1996

                                                                      Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Union Tank Car Company, a corporation organized under the laws of the State of Delaware (the "Company"), hereby constitutes and appoints Robert C. Gluth, Robert W. Webb and K.P. Fischl and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 to be filed by the Company with the Securities and Exchange Commission in connection with the offer and sale of Pass Through Certificates, Series 1996-A and any and all amendments to such Registration Statement, and any other documents in connection therewith granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                                          /s/ Robert A. Pritzker
                                                          ----------------------
                                                          Robert A. Pritzker

Dated:  March 19, 1996

                                                                      Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Union Tank Car Company, a corporation organized under the laws of the State of Delaware (the "Company"), hereby constitutes and appoints Robert C. Gluth, Robert W. Webb and K.P. Fischl and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 to be filed by the Company with the Securities and Exchange Commission in connection with the offer and sale of Pass Through Certificates, Series 1996-A and any and all amendments to such Registration Statement, and any other documents in connection therewith granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                                          /s/ K.P. Fischl
                                                          ----------------------
                                                          K.P. Fischl

Dated:  March 19, 1996

                                                                      Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Procor Limited, a corporation organized under the laws of Canada (the "Company"), hereby constitutes and appoints Robert C. Gluth, Robert W. Webb and K.P. Fischl and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 to be filed by the Company with the Securities and Exchange Commission in connection with the offer and sale of Pass Through Certificates, Series 1996-A and any and all amendments thereto, and any other documents in connection therewith granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                                          /s/ Frank Lester
                                                          ----------------------
                                                          Frank Lester

Dated:  March 19, 1996

                                                                      Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Procor Limited, a corporation organized under the laws of Canada (the "Company"), hereby constitutes and appoints Robert C. Gluth, Robert W. Webb and K.P. Fischl and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 to be filed by the Company with the Securities and Exchange Commission in connection with the offer and sale of Pass Through Certificates, Series 1996-A and any and all amendments thereto, and any other documents in connection therewith granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                                          /s/ David H. Patterson
                                                          ----------------------
                                                          David H. Patterson

Dated:  March 19, 1996

                                                                      Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Procor Limited, a corporation organized under the laws of Canada (the "Company"), hereby constitutes and appoints Robert C. Gluth, Robert W. Webb and K.P. Fischl and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 to be filed by the Company with the Securities and Exchange Commission in connection with the offer and sale of Pass Through Certificates, Series 1996-A and any and all amendments thereto, and any other documents in connection therewith granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                                          /s/ K.P. Fischl
                                                          ----------------------
                                                          K.P. Fischl

Dated:  March 19, 1996

                                                                      Exhibit 24

                                                 POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Procor Limited, a corporation organized under the laws of Canada (the "Company"), hereby constitutes and appoints Robert C. Gluth, Robert W. Webb and K.P. Fischl and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 to be filed by the Company with the Securities and Exchange Commission in connection with the offer and sale of Pass Through Certificates, Series 1996-A and any and all amendments thereto, and any other documents in connection therewith granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                                          /s/ Peter Lawford
                                                          ----------------------
                                                          Peter Lawford

Dated:  March 19, 1996

                                                                      Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Procor Limited, a corporation organized under the laws of Canada (the "Company"), hereby constitutes and appoints Robert C. Gluth, Robert W. Webb and K.P. Fischl and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 to be filed by the Company with the Securities and Exchange Commission in connection with the offer and sale of Pass Through Certificates, Series 1996-A and any and all amendments thereto, and any other documents in connection therewith granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                                          /s/ R.C. Gluth
                                                          ----------------------
                                                          R.C. Gluth

Dated:  March 19, 1996

                                                                   EXHIBIT 24

                              POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of Procor Limited, a corporation organized under the laws of Canada (the "Company"), hereby constitutes and appoints Robert C. Gluth, Robert W. Webb and K.P. Fischl and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 to be filed by the Company with the Securities and Exchange Commission in connection with the offer and sale of Pass Through Certificates, Series 1996-A and any and all amendments thereto, and any other documents in connection therewith granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                /s/ S. Donald Hamilton
                                --------------------
                                    S. Donald Hamilton




Dated:  March 19, 1996